SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A-1

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (earliest event reported)       September 27, 1999
                                         ------------------------------


                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                      0-23779                98-0149351
        --------                      -------                ----------
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)


                    25 Impler Strasse, Munich, 81371, Germany
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code     11-49-89-72015100
                                                   --------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item. 2. ACQUISITION OR DISPOSITION OF ASSETS

     At a special meeting of its shareholders duly called and held on July 30, 1999, the shareholders of Environmental Technologies and Software Solutions, Inc., a Colorado corporation ("ENTECS"), approved (a) an agreement and plan of merger between Technical Environment Solutions, Inc., a Colorado corporation ("TES"), TES Acquisition Corp., a Colorado corporation and a wholly owned subsidiary of TES ("TES Acquisition"), and ENTECS, and (b) the merger of TES Acquisition with and into ENTECS whereby, among other things, ENTECS would become a wholly-owned subsidiary of TES and each outstanding share of ENTECS common stock, no par value per share, would be converted, without any action on the part of the shareholder, into the right to receive seven shares of TES common stock. Based upon the number of shares of ENTECS common stock outstanding immediately prior to the merger, the shareholders of ENTECS received an aggregate of approximately 11,467,974 shares of TES common stock upon consummation of the merger. As a result, ENTECS shareholders own approximately 68.7% of the TES common stock issued and outstanding after the merger. On August 10, 1999, the Articles of Merger by which the merger would be effected were filed with the Colorado Secretary of State to evidence the consummation of the merger.

Item. 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

       (i) The unaudited financial statements of Environmental Technologies and Software Solutions, Inc. at June 30, 1999 and for the six months ended June 30, 1999 and 1998 are set forth in the pages attached hereto.

       (ii) The audited financial statements of Environmental Technologies and Software Solutions, Inc. at December 31, 1998 and for the years ended December 31, 1998 and 1997 filed with the Registration Statement on Form S-4/A dated June 23, 1999 and incorporated herein by reference.

(b) Pro Forma Financial Information.

     Unaudited pro forma combined condensed financial information giving effect to the merger with Environmental Technologies and Software Solutions, Inc.
are set forth in the pages attached hereto.

(c) Exhibits
    --------

Exhibit No.       Description of Exhibits
-----------       -----------------------

2.1 Agreement and Plan of Merger dated June 23, 1999 by and among Environmental Technologies and Software Solutions, Inc., a Colorado corporation, Technical Environment Solutions, Inc., a Colorado corporation, and TES Acquisition Corp., a Colorado corporation and a wholly-owned subsidiary of Technical Environment Solutions, Inc. (filed with Registration Statement on Form S-4 on June 23, 1999 and incorporated herein by reference).

23.1 Consent of James E. Scheifley & Associates, P.C. (To be filed by amendment)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TECHNICAL ENVIRONMENT SOLUTIONS, INC.
                                  ----------------------------------------------
                                                (Registrant)


Date: September 27, 1999          /s/  Gerd Behrens
                                  ----------------------------------------------
                                                 (Signature)

                                  Gerd Behrens, President
                                  ----------------------------------------------
                                            (Printed name and Title)

                                INDEX TO EXHIBITS

Exhibit No.    Description of Exhibits
-----------    -----------------------

2.1 Agreement and Plan of Merger dated June 23, 1999 by and among Environmental Technologies and Software Solutions, Inc., a Colorado corporation, Technical Environment Solutions, Inc., a Colorado corporation, and TES Acquisition Corp., a Colorado corporation and a wholly-owned subsidiary of Technical Environment Solutions, Inc. (filed with Registration Statement on Form S-4/A on June 23, 1999 and incorporated herein by reference).

23.1 Consent of James E. Scheifley & Associates, P.C. (To be filed by amendment)

             Enviornmental Technologies and Software Solutions, Inc.
                           A Development Stage Company
                           Consolidated Balance Sheet
                                  June 30, 1999

                                      ASSETS
                                      ------
                                                          DM             US $
Current assets:
  Cash and cash equivalents                              979,593        517,127
  Accounts receivable                                     58,225         30,737
  Inventory                                              120,000         63,348
  Prepaid expenses                                        20,007         10,562
                                                      ----------     ----------
      Total current assets                             1,177,825        621,773

Property and equipment, at cost, net of
  accumulated depreciation of DM 49,366                  498,522        263,170

Due from affiliated company                              640,200        337,960
License rights                                         1,039,376        548,686
                                                      ----------     ----------
                                                       3,355,923      1,771,589
                                                      ==========     ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Current liabilities:
  Accounts payable                                       296,081        156,300
  Due to related parties                                  50,000         26,396
  Accrued expenses                                       143,694         75,855
  Accrued expenses - related parties                      85,811         45,300
                                                      ----------     ----------

      Total current liabilities                          575,586        303,851


Stockholders' equity:
 Common stock, no par value,
  50,000,000 shares authorized,
  4,604,550 shares issued and outstanding              5,403,294      2,852,396
 Deficit accumulated during development stage         (2,622,957)    (1,384,658)
                                                      ----------     ----------
                                                       2,780,337      1,467,738
                                                      ----------     ----------
                                                       3,355,923      1,771,589
                                                      ==========     ==========


          See accompanying notes to consolidated financial statements.


                                  Enviornmental Technologies and Software Solutions, Inc.
                                                 A Development Stage Company
                                           Consolidated Statements of Operations
                                         Three Months and Six Ended June 30, 1999
                                                         (Unaudited)


                                                                                                                        Inception
                                                                                                                            to
                                                 Three Months Ended June 30,        Six Months Ended June 30,            June 30,
                                                    1998           1999         1998          1999           1999          1999
                                                     DM             DM           DM            DM            US $           DM
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Revenues                                               --          62,344          --         289,137       152,635       358,506

Other costs and expenses:
  Cost of goods and services                           --           2,925          --         395,745       208,914       409,749
  General and administrative                        254,706       275,799       479,710       585,380       309,022     2,072,853
  General and administrative - related parties         --        (102,756)       87,500       217,656       114,900       522,812
                                                 ----------    ----------    ----------    ----------    ----------    ----------
(Loss) from operations                             (254,706)     (113,624)     (567,210)     (909,644)     (480,201)   (2,646,908)

Other income and (expense):
  Interest income                                     4,391         7,431         4,391        16,206         8,555        28,055
  Interest income - related parties                    --          (3,548)         --           7,515         3,967        15,030
  Interest expense - related parties                   --             794          --          (1,682)         (888)       (3,364)
  Interest expense                                    1,305         1,179         1,305       (10,653)       (5,624)      (12,931)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
                                                      5,696         5,857         5,696        11,386         6,011        26,790

(Loss) before income taxes                         (249,010)     (107,767)     (561,514)     (898,258)     (474,190)   (2,620,118)
Provision for income taxes                             --            (465)         --          (1,367)         (722)       (2,839)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Net (loss)                                         (249,010)     (108,232)     (561,514)     (899,625)     (474,912)   (2,622,957)
                                                 ==========    ==========    ==========    ==========    ==========    ==========


Earnings (loss) per share:
 Basic and diluted (loss) per share                   (0.18)        (0.07)        (0.43)        (0.56)        (0.30)        (1.99)
                                                 ==========    ==========    ==========    ==========    ==========    ==========

 Weighted average shares outstanding              1,358,640     1,629,582     1,309,086     1,596,549     1,596,549     1,315,876
                                                 ==========    ==========    ==========    ==========    ==========    ==========



                                See accompanying notes to consolidated financial statements.


                        Enviornmental Technologies and Software Solutions, Inc.
                                       A Development Stage Company
                                  Consolidated Statement of Cash Flows
                                     Six Months Ended June 30, 1999
                                                (Unaudited)

                                                                                                Inception
                                                                                                    to
                                                                                                 June 30,
                                                          1998          1999          1999         1999
                                                           DM            DM           US $          DM
                                                      ----------    ----------    ----------    ----------

Net (loss)                                              (561,514)     (899,625)     (474,912)   (2,622,957)
  Adjustments to reconcile net income (loss) to net
   cash (used in) operating activities:
Depreciation and amortization                             31,875       108,358        57,202       364,990
   Interest added to affiliate loan                         --            --            --          83,213
   Loss on transfer of machinery                            --            --            --          16,556
   Expenses incurred by affiliate                           --            --            --          53,763
   Expenses added to related party loans                    --            --            --          87,500
   Common stock issued for services                         --            --            --         116,581
Changes in assets and liabilities:
    (Increase) decrease in accounts receivable            (4,442)      (55,995)      (29,560)      (58,225)
    (Increase) decrease in prepaid expenses              (13,490)       36,145        19,081       (20,007)
    (Increase) decrease in deposits                        5,400          --            --            --
    Increase (decrease) in accounts payable and
        accrued expenses                                 373,304       100,381        52,991       525,586
                                                      ----------    ----------    ----------    ----------
       Total adjustments                                 392,647       188,889        99,714     1,169,957
                                                      ----------    ----------    ----------    ----------
  Net cash (used in) operating activities               (168,867)     (710,736)     (375,197)   (1,453,000)
                                                      ----------    ----------    ----------    ----------

Cash flows from investing activities:
   Purchase of license rights                               --            --            --        (593,750)
   Advance to affiliated company                        (255,339)     (351,531)     (185,573)     (721,731)
   Purchase of fixed assets                             (357,624)       21,312        11,251      (684,444)
                                                      ----------    ----------    ----------    ----------
Net cash provided by (used in) investing activities     (612,963)     (330,219)     (174,322)   (1,999,925)
                                                      ----------    ----------    ----------    ----------

Cash flows from financing activities:
   Proceeds from loan from affiliate                        --            --            --          27,000
   Repayments to affiliated companies                   (418,695)         --            --        (418,695)
   Repayments to related parties                        (512,500)     (175,000)      (92,382)     (462,500)
   Proceeds from sale of common stock                  2,593,152     1,802,468       951,522     5,286,713
                                                      ----------    ----------    ----------    ----------
  Net cash provided by
   financing activities                                1,661,957     1,627,468       859,140     4,432,518
                                                      ----------    ----------    ----------    ----------

Increase (decrease) in cash                              880,127       586,513       309,620       979,593
Cash and cash equivalents,
 beginning of period                                     226,220       393,080       207,507          --
                                                      ----------    ----------    ----------    ----------
Cash and cash equivalents,
 end of period                                         1,106,347       979,593       517,127       979,593
                                                      ==========    ==========    ==========    ==========


                       See accompanying notes to consolidated financial statements.

             Environmental Technologies and Software Solutions, Inc.
                     Notes to Unaudited Financial Statements
                                  June 30, 1999

Basis of presentation

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions incorporated in Regulation 10-SB of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments and accruals) considered necessary for a fair presentation have been included.

The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. The accompanying financial statements should be read in conjunction with the Company's financial statements for the year ended December 31, 1998.

Basic loss per share was computed using the weighted average number of common shares outstanding.


During the period ended June 30, 1999, the Company loaned DM 351,531 to a company controlled by the Company's principal shareholder. The loans are due in 2009 and bear interest at 6% per annum.

During the period ended June 30, 1999 the Company continued the private offering of its common stock to a limited group of investors in Germany. The Company sold 174,100 shares of its common stock for gross proceeds of DM 1,759,452 and incurred direct expenses of the offering amounting to DM 443,404. The shares were offered at a price of $7.00 US per share, however, 145,300 of the shares were purchased at $5.00 to $5.81 per share or a discount of approximately 17% by a German investment firm and an individual. The discount has been included as a direct cost of the offering. Additionally, the Company repurchased 1,250 shares at a price of DM 15,596 from an investor during the quarter ended June 30, 1999. The shares will be cancelled by the Company.

             UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

     The following unaudited pro forma condensed combined statement of operations of Technical Environment Solutions, Inc. gives effect to the proposed merger of TES and ENTECS as if such transaction occurred at the beginning of the period presented. The unaudited pro forma condensed combined statement of operations for the six months ended June 30,1999 is derived from the unaudited audited statements of operations of TES and ENTECS. .


     The unaudited pro forma condensed combined balance sheet at June 30, 1999 gives effect to the proposed Merger of TES and ENTECS as if such transaction occurred on June 30, 1999. The unaudited pro forma condensed combined balance sheet is derived from the historical balance sheet of TES and ENTECS as of June 30, 1999.

     The unaudited pro forma condensed combined financial data do not reflect the effects of any anticipated changes to be made by TES in its operations from the historical operations, are presented for informational purposes only and should not be construed to be indicating (i) the results of operations or the financial position of TES that actually would have occurred had the proposed merger been consummated as of the dates indicated or (ii) the results of operation or the financial position of TES in the future.

     The following pro forma condensed combined financial data and notes are qualified in their entirety by reference to, and should be read in conjunction with, "Management's Discussion and Analysis of Financial Condition and Results of Operation," the consolidated financial statements and notes thereto of TES and ENTECS and other historical information included elsewhere in this filing.


                                             Technical Environment Solutions, Inc./
                                      Environmental Technologies and Software Solutions, Inc.
                                         Pro Forma Combined Condensed Balance Sheet
                                                     As of June 30, 1999
                                                         (Unaudited)
                                                                                        Pro Forma         Pro Forma
                                                          TES            ENTECS        Adjustments        Combined
                                                          DM               DM               DM               DM
Assets                                                ----------      -----------       ----------       ----------
Current Assets:
 Cash                                                    165,229          979,593             --          1,144,822
 Accounts receivable                                      23,477           58,225             --             81,702
  Note receivable - current                               10,000             --             10,000
 Inventory                                                  --            120,000          120,000
 Prepaid expenses                                          3,200           20,007           23,207
                                                      ----------       ----------       ----------       ----------
Total current assets                                     201,906        1,177,825             --          1,379,731

Property and equipment, net                              158,024          498,522             --            656,546

Investments                                               10,000             --               --             10,000
Note receivable - non current                             40,000             --               --             40,000
Intangible assets                                           --          1,039,376        1,039,376
Due from affiliated company                                 --            640,200         (640,200)              (1)
Other assets                                             526,500             --               --            526,500
                                                      ----------       ----------       ----------       ----------
                                                         936,430        3,355,923         (640,200)       3,652,153
                                                      ==========       ==========       ==========       ==========
Liabilities and stockholders' equity
Current liabilities:
Notes payable - banks                                     49,395             --               --             49,395
Notes payable - others                                    25,000             --               --             25,000
Accounts payable                                          73,752          296,081             --            369,833
Accounts payable - related party                          15,862          135,811             --            151,673
Other current liabilities                                314,378          143,694             --            458,072
                                                      ----------       ----------       ----------       ----------
Total current liabilities                                478,387          575,586             --          1,053,973

Loans from shareholders                                  430,900             --               --            430,900
Loans from affiliated companies                          640,200             --           (640,200)              (1)

Common stock                                           2,322,834        5,403,294             --          7,726,128
Accumulated deficit                                   (2,935,891)      (2,622,957)            --         (5,558,848)
                                                      ----------       ----------       ----------       ----------
Total stockholders' equity                              (613,057)       2,780,337             --          2,167,280
                                                      ----------       ----------       ----------       ----------
                                                         936,430        3,355,923         (640,200)       3,652,153
                                                      ==========       ==========       ==========       ==========


                                                Technical Environment Solutions, Inc. /
                                        Environmental Technologies and Software Solutions, Inc.
                                          Pro Forma Combined Condensed Statement of Operations
                                                    Six Months Ended June 30, 1999
                                                             (Unaudited)
                                                                                                Pro Forma         Pro Forma
                                                              TES              ENTECS          Adjustments        Combined
                                                               DM                DM                DM                 DM

Net sales                                                     337,749           152,635                 -            490,384
Cost of sales                                                  65,142           208,914                              274,056
                                                           ----------       -----------        ----------         ----------
Gross profit                                                  272,607          (56,279)                              216,328

General and administrative                                    751,319           423,921                 -          1,175,240
Interest income                                               (4,260)          (12,522)            17,085 (3)            303
Interest expense                                              36,567             6,512          (17,085) (3)         25,994
                                                           ----------       -----------        ----------         ----------
Net income before taxes                                     (511,019)         (474,190)                 -          (985,209)
Taxes on income                                                   223               722                 -                945
                                                           ----------       -----------        ----------         ----------
Net income (loss)                                            (511,242)         (474,912)                 -          (986,154)
                                                           ==========        ==========        ==========         ==========

Basic income per share                                          (0.10)            (0.30)                               (0.06)
                                                           ==========        ==========        ==========         ==========

Weighted average shares                                     5,224,830         1,596,549         9,579,294 (4)     16,400,673
                                                           ==========        ==========        ==========         ==========

(1) On June 23, 1999 TES and ENTECS entered into a definitive agreement and plan of merger (the "Agreement") providing for the merger of ENTECS with and into TES. Under the terms of the Agreement, which was approved by the Board of Directors of both TES and ENTECS, the holder of ENTECS Common Stock will receive 7 shares of TES Common Stock for each of its outstanding shares. Accordingly, the pro forma condensed combined financial statements as of June 30, 1999 give effect to the issuance of 11,288,774 TES common shares and assumes the Merger with ENTECS will be accounted for as a reorganization of companies under common control. The accounting for the merger is expected to be similar to that of a pooling of interests.


(2) The pro forma condensed combined statements of operations gives effect to the Merger of TES with ENTECS as if the merger occurred at the beginning of the periods presented.

(3) Inter-company advances, accrued interest thereon and amounts of interest income and expense have been eliminated.

(4) The pro forma weighted average shares outstanding for basic earnings (loss) per share gives effect to the issuance of 7 shares of TES stock in exchange for each share of ENTECS stock outstanding for the period presented, weighted for the period such shares were actually outstanding.